Exhibit (5)


                                                                      BD2203AANY

Application for Allstate Advisor variable annuities
Issued by Allstate Life Insurance Company of New York

Allstate Life Insurance Company of New York
Std. Mail: P.O. Box 82656, Lincoln, NE 68501-2656
Express: 2940 S. 84th St., Lincoln, NE 68506-4142
Phone 1-800-632-3492
FAX 1-866-525-2689
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1. PROGRAM SELECTION

                        o ADVISOR   o ADVISOR PLUS    oADVISOR PREFERRED
                        (7-YR. SC)   (8-YR. SC)       o Package I 0-YR.SC  o Package II 3-YR. SC  oPackage III 5-YR. SC.

(For Broker Use Only)   oProgram A  oProgram A
                        oProgram B  oProgram B
                                                                           oProgram B                   oProgram B
                                                                           oProgram C                   oProgram C

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2. SELECT OPTIONAL BENEFIT(S) - Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

A. Living Benefit Options - If selecting an optional Living Benefit, please complete the following steps. If not selecting a Living Benefit, please skip to section 2B below. Investment restrictions apply. For more information, please refer tot he instruction page.

Step 1: Select a Living Benefit: (Please select ONE option from EITHER the
TrueReturn(R)OR SureIncome(SM) Living Benefits)

     a. TrueReturn Accumulation Benefit (AB) - All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider.
     Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base. Refer to the rider and prospectus for more details.



           / / TrueReturn Guarantee Option 1 ... Rider Period: ______ years (8-11)
           / / TrueReturn Guarantee Option 2 ... Rider Period: ______ years (10-16



     b.  SureIncome  Withdrawal  Benefit  (WB) - This  rider  may  have  limited usefulness in connection with Contracts subject to section 401(a)(9) of the
     Internal   Revenue  Code  because   withdrawals  made  to  satisfy  minimum
     distribution  requirements  under the Internal Revenue Code might result in guarantee  reductions under the rider unless the benefit payment  remaining has been  increased to satisfy  these  distribution  requirements.  If your
     Contract may be subject to section  401(a)(9)  you should  consult your tax advisor and consider  whether this rider is appropriate to your  individual circumstances.

           / / SureIncome Plus (available ages 0-75)
           / / SureIncome for Life (available ages 50-75)

Step 2: Select a Living Benefit Investment Choice: (Select One)

     //   TrueBalance(R)  Asset  Allocation  Program  (Use section 12A to choose your Asset Allocation Model
     //   Fidelity VIP Freedom  Funds (Use  section 12B to choose your  Fidelity
          VIP Freedom Funds subaccount)
     //   Custom Model (Use section 12C to choose your subaccounts)

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B. Death Benefit Options - Select all that apply:

/ / Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79
/ /  Spousal  Protection  Benefit - Available  for owners and  annuitants  age
     0-90,  and  co-annuitant  age 0-79  (limitations  may  apply)

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3. OWNER - If no Annuitant is specified in Section 6, the Owner will be the Annuitant.

                                                        // Male // Female
_______________________________________________________________________________
Name                                                    Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth                   Phone
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
_______________________________________________________________________________
Mailing Address (if different from above)  City         State           Zip
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Bar Code Here--For Home Office Use Only

BD2203AANY                     PAGE 1 OF 8                         (05/06)


4.  OWNER TYPE

// Individual   // Grantor Trust   // Non-Grantor Trust   // Partnership   // Corporation/Allociation
// CRT          // Minor           // Custodial           // Tax Exempt Organization

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5.  JOINT OWNER - If any

                                 oMale
                                 oFemale
_______________________________________________________________________________
Name                             Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth           Relationship to Owner
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip


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6.  ANNUITANT - Complete only if different from the Owner listed above.

                                  oMale
                                  oFemale
_______________________________________________________________________________
Name                              Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
                                                                       oMale
                                                                       oFemale
_______________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth           Gender
(Complete only if Spousal Protection Benefit is selected in Section 2)
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7.   BENEFICIARY(IES)  - Spouse must be sole Primary  Beneficiary if the Spousal
     Protection Benefit is selected in Section 2B.


_____________________________________________________________________________________________%
Primary Beneficiary 1 Name     SSN/TIN      Date of Birth   Relationship to Owner   Percentage

_____________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

______________________________________________________________________________________________%
Beneficiary 2 Name // Primary // Contingent   SSN/TIN     Date of Birth   Relationship to Owner   Percentage

______________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_______________________________________________________________________________________________%
Beneficiary 3 Name // Primary // Contingent   SSN/TIN     Date of Birth   Relationship to Owner   Percentage

_______________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

________________________________________________________________________________________________%
Beneficiary 4 Name  // Primary // Contingent  SSN/TIN    Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

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8.  CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below o Owner oYes oNo o Joint Owner oYes oNo
                                                                  o Annuitant(s) oYes oNo  o Beneficiary(ies) oYes oNo

______________________________________________________________________________________________________________
1. Name                            Party (e.g. "Owner")         Country
______________________________________________________________________________________________________________
Permanent Resident Card Number (Attach copy if available)       Visa Number and Type (Attach copy if available)


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9.  TYPE OF PLAN

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other________________________________
Tax year for which IRA contribution is being made____________ Contribution by: oEmployer oIndividual

BD2203AANY                                   PAGE 2 OF 8           (05/06)



                                                                      BD2203AANY

10.  INITIAL PAYMENT - IMPORTANT: Please make sure client name and Social Security Number appear on all client checks.

INITIAL PURCHASE PAYMENT: $_______________ (MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK)

A. SOURCE OF PAYMENT
           oInitial Payment        oTransfer       oRollover       o1035 Exchange

B. METHOD OF PAYMENT

           oPersonal Check         o Cashier's Check/Money Order  oWire   oOther__________________________

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11. ALLOCATION OF PAYMENT - Please complete ONE of the following three options

A.   This option  available only if SELECTING  TrueReturn(R)  or  SureIncome(SM)
     Benefits in Section 2A.  Allocations  must be whole  percentages  and total
     100%. If NOT selecting TrueReturn or SureIncome  Benefits,  move to Options
     11B or 11C below.

     1.   //_____% of  purchase  payment  allocated  to: the  TrueBalance  Asset
          Allocation  Model  selected in Section  12A;  the Fidelity VIP Freedom
          Funds   subaccount   selected   in  SEction   12B  or;  the   variable
          subaccount(s) selected in Section 12C.

     2. //_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to: the TrueBalance Asset Allocation Model Selected in Section 12A;
          the Fidelity VIP Freedom Funds subaccount  selected in Section 12B or;
          the Variable Subaccount(s) selected in Section 12C. All money must be transferred out of the DCA Account* by the end of the selected installment period.


               Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                           o 12-month DCA Account in ________  (7-12) monthly installments

B.   This option  available only if NOT SELECTING  TrueReturn(R)  or SureIncomeSM
     Benefits  in Section 2A.  Allocations  must be whole  percentages  and total
     100%.

     1.   //_____% of purchase payment allocated to TrueBalance Asset Allocation
          Model selected in Section 12A; the Fidelity VIP Freedom Funds subaccount selected in Section 12B or; the Variable Subaccount(s) selected in Section 12C.

     2. //_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account* to: the TrueBalance Asset Allocation Model selected in Section 12A;
          the Fidelity VIP Freedom Funds subaccount  selected in Section 12B or;
          the variable subaccount(s) selected in Section 12C. All money must be transferred out of the DCA Account* by the end of the selected installment period.

            Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                        o 12-month DCA Account in ________  (7-12) monthly installments

3.   //_____% of purchase payment  allocated to the Guarantee Period  Accounts*.
     Allocations must be whole percentages

                    Portion to allocate to Guarantee  Period  Accounts*
                                                                o 1-Year Guarantee Period ________ %

                                                                o 3-Year Guarantee Period ________ %

                                                                o 5-Year Guarantee Period ________ %

                                                                o 7-Year Guarantee Period ________ %


C.   //  Growback  Strategy  - This  option  available  only  if  NOT  SELECTING
     TrueIncome(R) or  SureIncome(SM)  Benefits in Section 2A.

     A portion of purchase payment  allocated to the (select one) //1 //3 //5 OR
     //7 Year  Guarantee  Period  Account*  and the  remainder  allocated to the
     TrueBalance  Asset  Allocation  Model selected in Section 12A; the Fidelity
     VIP Freedom  Funds  subaccount  selected  in Section  12B or; the  variable subaccount(s)  selected  in  Section  12C.  The  portion  allocated  to the
     Guarantee  Period  Account*  will  grow to an amount  equal to the  initial
     purchase  payment  by  the  end  of  the  guarantee  period,   assuming  no
     withdrawals or transfers.

     This strategy may be terminated or modified at any time by the Owner or the Insurer by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available  with all products.


BD2203AANY                                    PAGE 3 OF 8          (05/06)

                                                                      BD2203AANY

12. INVESTMENT CHOICES - Please complete ONE of the following three sections to allocate the variable portion of your purchase payment.

A. TRUEBALANCE(R) ASSET ALLOCATION PROGRAM - May not be available with all products.

     Select ONE of the following models if you wish to use the TrueBalance Asset
     Allocation Program to allocate your purchase payment or DCA transfers among the variable subaccount. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select.

     By selecting one of these asset allocation models, you acknowledge receipt of the TrueBalance Asset Allocation Program materials, which describe each model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the subaccounts according to the Model you selected. Each Model represents a combination of subaccounts with varying degrees of risk. The models do not include the DCA or Guarantee Period Accounts.

|_| Conservative |_| Moderately Conservative |_| Moderate(1)
|_|  Moderately Aggressive(1)    |_|  Aggressive(1)

B. FIDELITY VIP FREEDOM FUNDS - May not be available with all products

     Select ONE of the following subaccounts if you wish to have your purchase payments or DCA transfers allocated to one of the Fidelity VIP Freedom subaccounts. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback
     Strategy), the remainder of your purchase payment will be allocated according to the subaccount you select.

/ / VIP Freedom Income  / / VIP Freedom 2010  / / VIP Freedom 2020(1)
/ / VIP Freedom 2030(1)



C. VARIABLE SUBACCOUNTS - Complete this section only if NOT completing EITHER sction 12A or 12B above. Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to DCA or Guarantee Period Accounts in Section 11). If you selected the TrueReturn(R) or SureIncomeSM Living Benefit in Section 2A, your investment choices may be limited. Please refer to the instruction page for details.The allocation options in BOLD LETTERS are not available for selection with the TrueReturn or SureIncome benefits.


Money Market
_______% Putnam VT Money Market
_______% Van Kampen LIT Money Market
Bond
_______% FTVIP Franklin U.S. Government
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Strategic Bond/VA
_______% Putnam VT Income
High Yield Bond
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Oppenheimer High Income/VA
_______% Putnam VT High Yield
Balanced
_______% Fidelity VIP Freedom Income(2)
_______% Fidelity VIP Freedom 2010(2)
_______% Fidelity VIP Freedom 2020(1)
_______% Fidelity VIP Freedom 2030(1)
_______% FTVIP Franklin Income Securities
_______% Oppenheimer Balanced/VA
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Global Asset Allocation
_______% Van Kampen UIF Equity and Income
Large Cap Value
_______% FTVIP Franklin Growth and Income Securities
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Growth and Income
_______% Putnam VT Growth and Income
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Growth and Income
Large Cap Blend
_______% Fidelity VIP Index 500
_______% Oppenheimer Main Street/VA
_______% Putnam VT Investors
Large Cap Growth
_______% Fidelity VIP Contrafund(R)
_______% Fidelity VIP Growth Stock
_______% FTVIP Franklin Large Cap Growth Securities
_______% Oppenheimer Capital Appreciation/VA
_______% Putnam VT Voyager
_______% Van Kampen LIT Emerging Growth
_______% VAN KAMPEN UIF EQUITY GROWTH
Mid Cap Value
_______% FTVIP Mutual Shares Securities
_______% Lord Abbett Series Fund - Mid-Cap Value
_______% Van Kampen UIF U.S. Mid Cap Value
Mid Cap Growth
_______% Fidelity VIP Mid Cap
_______% Lord Abbett Series Fund Growth Opportunities
_______% Oppenheimer Aggressive Growth/VA
_______% PUTNAM VT VISTA
_______% Van Kampen LIT Aggressive Growth
Small Cap Value
_______% FTVIP Franklin Small Cap Value Securities
Small Cap Blend
_______% Oppenheimer Main Street Small Cap/VA
Small Cap Growth
_______% VAN KAMPEN UIF SMALL COMPANY GROWTH
Global and International
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
_______% OPPENHEIMER GLOBAL SECURITIES/VA
_______% Putnam VT International Equity
_______% Van Kampen UIF Global Franchise
Specialty
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF U.S. Real Estate

100 % TOTAL

(1)  These options are not available with TrueReturn(R) Guarantee Option 1

(2) These options are not available with TrueReturn Guarantee Option 1 except when completing Section 12B and allocating 100% of the variable portion of the purchase payment tot he selected Fidelity VIP Freedom FUnds subaccount.

BD2203AANY                              PAGE 4 OF 8                     (05/06)

                                                                      BD2203AANY

13.  SPECIAL REMARKS

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

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14.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) // Checking Account // Savings Account

IMPORTANT:  A  VOIDED  BLANK  CHECK  FOR THE  NAMED  ACCOUNT  MUST BE  ATTACHED.

______________________________________________________________________________
Financial  Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                 Acct.  No.

*Please  allow  three  business  days for the  payment  to be  credited  to your annuity.
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15. OPTIONAL PROGRAMS - DOLLAR COST AVERAGING PROGRAM - May not be available with all products

Transfer FROM (indicate subaccount) Transfer TO (select investment option) Percent per transfer Transfer frequency: Monthly
----------------------------------- -----------------------------           --------------%
                                    -----------------------------           --------------%
                                    -----------------------------           --------------%
                                    -----------------------------           --------------%
                                                                            Total = 100%

Number  of  occurrences:   __________  (3-12)  IMPORTANT:  All  assets  must  be
transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments. In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

16.  OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM

A. NOTICES AND ACKNOWLEDGEMENTS

     o    If enrolling in a Systematic Withdrawal Program,  Section 16G (Federal
          Withholding   Election  for  Non-Periodic   Distribtutions)   must  be
          completed  by each owner.  Distributions  received by the Owner(s) are subject to federal inocme tax withholding  unless otherwise elected by the Owner(s).

     o Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize.

     o If the SureIncome Benefit is selected with this application, please note that any future withdrawal request may exceed or may cause any systematic withdrawals to exceed the allowed withdrawal amount under the SureIncome Benefit Option.


B.   SYSTEMATIC  WITHDRAWAL   AUTHORIZATION:   I  authorize  the  Allstate  Life
     Insurance  Company of New York (Allstate) to begin  systematic  withdrawals from my annuity to be withdrawn on the ______ day(1) beginning in the month of ______.  I understand that withdrawals may result in taxable income and, prior  to  owner's  age of 59 1/2,  may be  subject  to a 10%  federal  tax penalty.

     (1) Please select a withdrawal  date between the 5th and 26th of the month.
     Also, please allow 3 business days for receipt of a direct deposit or 7 business days for the receipt of a check.


BD2203AANY                         PAGE 5 OF 8                      (05/06)

                                                                      BD2203AANY

....SECTION 16: OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM, CONTINUED

C. TYPE OF SYSTEMATIC WITHDRAWAL: Select One of the following systematic withdrawal options:

/ / Net Systematic Withdrawal $___________ The check amount will equal the reuqested amount. The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments and income tax withholding
(if any).

/ / Gross Systematic Withdrawal $__________ The check may differ from the requested amount due to applicable charges, adjustments or income tax withholding (if any).

D. Frequency of payments: // Monthly // Quarterly // Semiannually // Annually


E. SPECIFY PERCENTAGES TO BE WITHDRAWN

FIDELITY INVESTMENTS
_______% Fidelity VIP Contrafund(R)
_______% Fidelity VIP Freedom Income
_______% Fidelity VIP Freedom 2010
_______% Fidelity VIP Freedom 2020
_______% Fidelity VIP Freedom 2030
_______% Fidelity VIP Growth Stock
_______% Fidelity VIP Index 500
_______% Fidelity VIP Mid Cap
FRANKLIN(R) TEMPLETON(R) INVESTMENTS
_______% FTVIP Franklin Growth and Income Securities
_______% FTVIP Franklin Income Securities
_______% FTVIP Franklin Large Cap Growth Securities
_______% FTVIP Franklin Small Cap Value Securities
_______% FTVIP Franklin U.S. Government
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Mutual Shares Securities
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
LORD ABBETT
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Lord Abbett Series Fund - Growth and Income
_______% Lord Abbett Series Fund - Growth Opportunities
_______% Lord Abbett Series Fund - Mid-Cap Value
OPPENHEIMERFUNDS(R)
_______% Oppenheimer Aggressive Growth/VA
_______% Oppenheimer Balanced/VA
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Capital Appreciation/VA
_______% Oppenheimer Global Securities/VA
_______% Oppenheimer High Income/VA
_______% Oppenheimer Main Street/VA
_______% Oppenheimer Main Street Small Cap/VA
_______% Oppenheimer Strategic Bond/VA
PUTNAM INVESTMENTS
_______% Putnam VT Global Asset Allocation
_______% Putnam VT Growth and Income
_______% Putnam VT High Yield
_______% Putnam VT Income
_______% Putnam VT International Equity
_______% Putnam VT Investors
_______% Putnam VT Money Market
_______% Putnam VT New Value
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Vista
_______% Putnam VT Voyager
VAN KAMPEN INVESTMENTS
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen LIT Growth and Income
_______% Van Kampen LIT Money Market
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF Equity and Income
_______% Van Kampen UIF Equity Growth
_______% Van Kampen UIF Global Franchise
_______% Van Kampen LIT Mid Cap Growth
_______% Van Kampen UIF Small Company Growth
_______% Van Kampen UIF U.S. Mid Cap Value
_______% Van Kampen UIF U.S. Real Estate

F. TYPE OF ACCOUNT FOR DEPOSIT:  // Checking (attach voided check)  // Savings

____________________________________________________________________________
ACCOUNT NUMBER                                  9 DIGIT ABA ROUTING NUMBER
______________________________________________________________________________
FINANCIAL INSTITUTION
______________________________________________________________________________
ADDRESS                 CITY            STATE           ZIP


If, instead of a direct deposit, you wish to have a check mailed to you, complete the following. Otherwise, we will send to the address of record.

______________________________________________________________________________
Payee's Name                            Acct. No. (If applicable)
______________________________________________________________________________
Address                 City            State                   Zip


BD2203AANY                          PAGE 6 OF 8                    (05/06)



                                                                      BD2203AANY

....SECTION 16: OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM, CONTINUED

G. FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS - Please complete
ONLY if enrolling in Systematic Withdrawals.

o A separate election must be received from each owner on a contract.
o Owners are encouraged to make unanimous elections to avoid delay in processing.

Contract #: ____________________        Resident State: ________________

/ / No Withholding:

I do NOT want Federal income tax withheld. (Federal income tax will be withheld unless this box is checked.) You may not elect out of mandatory federal withholding if you are a Non-Resident alien, US Citizen living abroad, or are requesting an eligible rollover distribution from a plan qualified under Section
401 or 403(b) of the Code.

/ / Withholding:

I do want to have _____% federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

o Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

o If you are not a U.S. Person (including a U.S. resident alien), we are required to withhold 30% of the taxable amount unless we receive a completed IRS
Form W-8BEN claiming a reduced withholding rate pursuant to a tax treaty. The
W-8BEN must have a valid U.S. Individual Taxpayer Identification Number to be considered complete.


                             Notice of Withholding

A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals).
Distributions taken prior to annuitization are generally considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. We do not voluntarily withhold in states where state withholding is not required. If the withholding section is left blank, or if the social security number or tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld. On surrender, you must include in gross income any gain that is distributed from your contract, and this Company must report the income to the Internal Revenue Service. Once you surrender your contract, you cannot offset the reportable income even if you return the unendorsed surrender check to us. The Company generally does not allow reinstatements of surrendered annuity contracts. Please consult with your tax advisor prior to taking a distribution or surrendering your contract.


Only residents of CA may request state withholding.

CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? o Yes o No

o If YES and you elected federal withholding, we will automatically withhold for you.

o If YES and you did not elect federal withholding, provice a whole dollar amount to be withheld from each payment no less than $10. %________

AUTHORIZATION

My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. I also understand the program(s) selected may be terminated or modified at any time by me or Allstate Life
Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)
______________________________________________________________________________
Agent's Name                    NY Agent Number           Phone Number


17.  REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? oYes oNo
B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? oYes oNo (If yes, please complete the following.)

Company:________________________________________ Policy No. ________________________________
Cost Basis Amount: $____________________________ Policy Date:______________________________

C. Have you purchased another annuity during the current calendar year? oYes oNo
D. Do you or any joint owner currently own an annuity issued by the insurer? oYes oNo


BD2203AANY                           PAGE 7 OF 8                    (05/06)

                                                                      BD2203AANY

18.  DISCLOSURES AND ACKNOWLEDGEMENTS

Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S.
government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account
(e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation
Units is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation
Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA
Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost
Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. These charges do not increase as a result of allocating money to our DCA Account(s).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have not liability except to return the first purchase payment.


I/We have read the disclosure statement above and:

o understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount.

o acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

To request a Statement of Additional Insormation (SAI), check here / /


SUBSTITUTE FORM W-9
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1.   The number shown on this form is my correct taxpayer  identification number
     (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including U.S. resident alien).

The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

_______________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

_______________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------
________________________________________________________________________________
                        Not Insured by any Federal            May Lose
                        Government Agency                      Value
_______________________________________________________________________
Variable annuities are not protected by the Securities Investor Protection
Corporation (SIPC) as to the loss of the principal amount invested.
________________________________________________________________________________
18.  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? oYes oNo

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? oYes oNo

_____________________________________________________________________________
Licensed Writing Agent Signature                         NY AGNET NUMBER
                                                (Sales Produceers use NY Number)
_____________________________________________________________________________
PRINT NAME                                              SPLIT %

_____________________________________________________________________________
// Multi-Line Agent    // Financial Specialist     // Sales Producer
_____________________________________________________________________________
Agent Type

_____________________________________________________________________________
E-Mail Address                                          Phone


Licensed Partner Agent Signature                         NY AGNET NUMBER
                                                (Sales Produceers use NY Number)
_____________________________________________________________________________
PRINT NAME                                              SPLIT %

_____________________________________________________________________________
// Multi-Line Agent    // Financial Specialist     // Sales Producer
_____________________________________________________________________________
Agent Type

_____________________________________________________________________________
E-Mail Address                                          Phone

BD2203AANY                        PAGE 8 OF 8                      (05/06)
